EXHIBIT 21

LIST OF SUBSIDIARIES

The following is a list of certain subsidiaries (greater than 50% owned) of the registrant and their respective states or countries of incorporation:

1388368 Ontario Inc. (Ontario)	Cinergy Mexico Marketing & Trading, LLC (Delaware)

3036243 Nova Scotia Company (Canada—Nova Scotia)	Cinergy Origination & Trade, LLC (Delaware)

Advance SC LLC (South Carolina)	Cinergy Power Generation Services, LLC (Delaware)

Aguaytia Energy del Peru S.R. Ltda (Peru)	Cinergy Power Investments, Inc. (Ohio)

Aguaytia Energy, LLC	Cinergy Receivables Company LLC (Delaware)

Antelope Ridge Gas Processing Plant	Cinergy Retail Power General, Inc. (Texas)

Attiki Denmark ApS (Denmark)	Cinergy Retail Power Limited, Inc. (Delaware)

Bison Insurance Company Limited (Bermuda)	Cinergy Retail Power, L.P. (Delaware)

Brown County Landfill Gas Associates, L.P. (Delaware)	Cinergy Risk Solutions Ltd. (Vermont)

Brownsville Power I, LLC (Delaware)	Cinergy Solutions—Utility, Inc. (Delaware)

BSPE General, LLC (Texas)	Cinergy Solutions Limited Partnership (Ontario)

BSPE Holdings, LLC (Delaware)	Cinergy Solutions Partners, LLC (Delaware)

BSPE Limited, LLC (Delaware)	Cinergy Technology, Inc. (Indiana)

BSPE, L.P. (Delaware)	Cinergy Two, Inc. (Delaware)

Cadence Network, Inc. (Delaware)	Cinergy UK, Inc. (Delaware)

Caldwell Power Company (North Carolina)	Cinergy Wholesale Energy, Inc. (Ohio)

Catawba Manufacturing and Electric Power Company (North Carolina)	Cinergy-Centrus Communications, Inc. (Delaware)

Centra Gas Toluca S. De R.L. De D.V. (Mexico)	Cinergy-Centrus, Inc. (Delaware)

CGP Global Greece Holdings, SA (Greece)	CinFuel Resources, Inc. (Delaware)

Cinergy Capital & Trading, Inc. (Indiana)	CinPower I, LLC (Delaware)

Cinergy Climate Change Investments, LLC (Delaware)	Claiborne Energy Services, Inc. (Louisiana)

Cinergy Corp. (Delaware)	Comercializadora Duke Energy de Centro America, Limitada (Guatemala)

Cinergy General Holdings, LLC (Delaware)	Commercial Electricity Supplies Limited (England)

Cinergy Global (Cayman) Holdings, Inc. (Cayman Islands)	Compania de Servicios de Compresion de Campeche, S.A. de C.V. (Mexico)

Cinergy Global Ely, Inc. (Delaware)	Countryside Landfill Gasco, LLC (Delaware)

Cinergy Global Hellas S.A. (Greece)	CRE, LLC (Delaware)

Cinergy Global Holdings, Inc. (Delaware)	CSCC Holdings Limited Partnership (Canada—British Columbia)

Cinergy Global Power (UK) Limited (England)	CSGP General, LLC (Texas)

Cinergy Global Power Africa (Proprietary) Limited (South Africa)	CSGP Limited, LLC (Delaware)

Cinergy Global Power Iberia, S.A. (Spain)	CSGP of Southeast Texas, LLC (Delaware)

Cinergy Global Power Services Limited (London, England)	CSGP Services, L.P. (Delaware)

Cinergy Global Power, Inc. (Delaware)	CST General, LLC (Texas)

Cinergy Global Resources, Inc. (Delaware)	CST Green Power, L.P. (Delaware)

Cinergy Global Trading Limited (England)	CST Limited, LLC (Delaware)

Cinergy Global Tsavo Power (Cayman Islands)	CTE Petrochemicals Company (Cayman Islands)

Cinergy Holdings BV (Netherlands)	D/FD Foreign Sales Corporation (Barbados)

Cinergy Investments, Inc. (Delaware)	D/FD Holdings, LLC (Delaware)

Cinergy Limited Holdings, LLC (Delaware)	D/FD International Services Brasil Ltda. (Brazil)

Cinergy Mexico General, LLC (Delaware)	D/FD Operating Services LLC (Delaware)

Cinergy Mexico Holdings, LP (Delaware)	DE Fossil-Hydro Engineering, Inc. (North Carolina)

Cinergy Mexico Limited, LLC (Delaware)	DE Marketing Canada Ltd. (Canadian Federal)

DE Nuclear Engineering, Inc. (North Carolina)	Duke Energy Carolinas, LLC (North Carolina)

DE Operating Services, LLC (Delaware)	Duke Energy Development Pty Ltd (Australia)

DE Power Generating, LLC (Delaware)	Duke Energy Egenor S. en C. por A. (Peru)

DEGS Biogas, Inc. (Delaware)	Duke Energy Electroquil Partners (Delaware)

DEGS EPCOM College Park, LLC (Delaware)	Duke Energy Engineering, Inc. (Ohio)

DEGS GASCO, LLC (Delaware)	Duke Energy Finance Canada Limited Partnership (Canada—Alberta)

DEGS O&M, LLC (Delaware)	Duke Energy Fossil-Hydro California, Inc. (Delaware)

DEGS of Boca Raton, LLC (Delaware)	Duke Energy Fossil-Hydro, LLC (Delaware)

DEGS of Cincinnati, LLC (Ohio)	Duke Energy Generating S.A. (Argentina)

DEGS of Delta Township, LLC (Delaware)	Duke Energy Generation Services Holding Company, Inc. (Delaware)

DEGS of Lansing, LLC (Delaware)	Duke Energy Generation Services, Inc. (Delaware)

DEGS of Monaca, LLC (Delaware)	Duke Energy Global Markets, Inc. (Nevada)

DEGS of Narrows, LLC (Delaware)	Duke Energy Greenleaf, LLC (Delaware)

DEGS of Oklahoma, LLC (Delaware)	Duke Energy Group Holdings, LLC (Delaware)

DEGS of Parlin, LLC (Delaware)	Duke Energy Group, LLC (Delaware)

DEGS of Philadelphia, LLC (Delaware)	Duke Energy Hydrocarbons Canada Limited Partnership (Canada)

DEGS of Rock Hill, LLC (Delaware)	Duke Energy Hydrocarbons Investments Ltd. (Canada—Alberta)

DEGS of San Diego, Inc. (Delaware)	Duke Energy Indiana, Inc. (Indiana)

DEGS of Shreveport, LLC (Delaware)	Duke Energy Industrial Sales, LLC (Delaware)

DEGS of South Charleston, LLC (Delaware)	Duke Energy Interamerican Holding Company LDC (Cayman Islands)

DEGS of St. Bernard, LLC (Delaware)	Duke Energy International (Europe) Holdings ApS (Denmark)

DEGS of St. Paul, LLC (Delaware)	Duke Energy International (Europe) Limited (United Kingdom)

DEGS of Tuscola, Inc. (Delaware)	Duke Energy International Argentina Holdings (Cayman Islands)

Delta Township Utilities, LLC (Delaware)	Duke Energy International Argentina Marketing/Trading (Bermuda) Ltd. (Bermuda)

DENA Asset Partners, L.P. (Delaware)	Duke Energy International Asia Pacific Ltd. (Bermuda)

DENA Partners Holding, LLC (Delaware)	Duke Energy International Bolivia Holdings No. 1, LLC (Delaware)

DETM Marketing Northeast, LLC (Delaware)	Duke Energy International Bolivia Investments No. 1 Limited (Cayman Islands)

DETMI Management, Inc. (Colorado)	Duke Energy International Bolivia Investments No. 2 Limited (Cayman Islands)

Dixilyn-Field (Nigeria) Limited (Nigeria)	Duke Energy International Brasil Commercial, Ltda. (Brazil)

Dixilyn-Field Drilling Company (Delaware)	Duke Energy International Brasil Holdings, LLC (Delaware)

Dixilyn-Field International Drilling Company, S.A. (Panama)	Duke Energy International Brazil Holdings Ltd. (Bermuda)

DTMSI Management Ltd. (Alberta, Canada)	Duke Energy International del Ecuador Cia. Ltda. (Ecuador)

Duke Broadband, LLC (Delaware)	Duke Energy International El Salvador Comercializadora de El Salvador, S.A. de C.V. (El Salvador)

Duke Canada Ltd. (Alberta, Canada)	Duke Energy International El Salvador Investments No. 1 Ltd (Bermuda)

Duke Capital Partners, LLC (Delaware)	Duke Energy International El Salvador Investments No. 1 y Cia. S. enC. de C.V. (El Salvador)

Duke Communication Services Caribbean Ltd. (Bermuda)	Duke Energy International El Salvador, S en C de CV (El Salvador)

Duke Communication Services, Inc. (North Carolina)	Duke Energy International Electroquil Holdings, LLC (Delaware)

Duke Communications Holdings, Inc. (Delaware)	Duke Energy International Espana Holdings, S.L. (Spain)

Duke Energy Allowance Management, LLC (Delaware)	Duke Energy International Finance (UK) Limited (United Kingdom)

Duke Energy Americas, LLC (Delaware)	Duke Energy International Guatemala Holdings No. 1, Ltd. (Bermuda)

Duke Energy Business Services LLC (Delaware)	Duke Energy International Guatemala Holdings No. 2, Ltd. (Bermuda)

Duke Energy Carolinas Plant Operations, LLC (Delaware)	Duke Energy International Guatemala Holdings No. 3 (Cayman Islands)

Duke Energy International Guatemala Limitada (Guatemala)	Duke Energy Retail Sales, LLC (Delaware)

Duke Energy International Guatemala y Compania Sociedad en Comandita por Acciones (Guatemala)	Duke Energy Royal, LLC (Delaware)

Duke Energy International Investments No. 2 Ltd. (Bermuda)	Duke Energy Services Canada Ltd. (Alberta—Canada)

Duke Energy International Latin America, Ltd. (Bermuda)	Duke Energy Services Ireland Limited (Republic of Ireland)

Duke Energy International Mexico, S.A. de C.V. (Mexico)	Duke Energy Services, Inc. (Delaware)

Duke Energy International Netherlands Financial Services B.V. (Netherlands)	Duke Energy Shared Services, Inc. (Delaware)

Duke Energy International Operaciones Guatemala Limitada (Guatemala)	Duke Energy St. Francis, LLC (Delaware)

Duke Energy International Peru Inversiones No. 1, S.R.L. (Peru)	Duke Energy Supply Chain Services, LLC (Delaware)

Duke Energy International Peru Investments No. 1, Ltd. (Bermuda)	Duke Energy Trading and Marketing, LLC (Delaware)

Duke Energy International PJP Holdings (Mauritius) Ltd. (Republic of Mauritius)	Duke Energy Trading Exchange, LLC (Delaware)

Duke Energy International PJP Holdings, Ltd. (Bermuda)	Duke Engineering & Services (Europe) Inc. (Delaware)

Duke Energy International Pty Ltd (Australia)	Duke Engineering & Services International, Inc. (Cayman Islands)

Duke Energy International Services (UK) Limited (United Kingdom)	Duke Investments, LLC (Delaware)

Duke Energy International Southern Cone SRL (Argentina)	Duke Java, Inc. (Nevada)

Duke Energy International Trading and Marketing (UK) Limited (United Kingdom)	Duke Project Services Australia Pty Ltd (Australia)

Duke Energy International Transmision Guatemala Limitada (Guatemala)	Duke Project Services, Inc. (North Carolina)

Duke Energy International Uruguay Holdings, LLC (Delaware)	Duke Supply Network, LLC (Delaware)

Duke Energy International Uruguay Investments, S.R.L. (Uruguay)	Duke Technologies, Inc. (Delaware)

Duke Energy International, Brasil Ltda. (Brazil)	Duke Trading Do Brasil Ltda. (Brazil)

Duke Energy International, Geracao Paranapanema S.A. (Brazil)	Duke Ventures II, LLC (Delaware)

Duke Energy International, LLC (Delaware)	Duke Ventures, LLC (Nevada)

Duke Energy Kentucky, Inc. (Kentucky)	Duke/Fluor Daniel (North Carolina)

Duke Energy Lantana, LLC (Delaware)	Duke/Fluor Daniel Caribbean, S.E. (Puerto Rico)

Duke Energy Marketing America, LLC (Delaware)	Duke/Fluor Daniel El Salvador S.A. de C.V. (El Salvador)

Duke Energy Marketing Canada Corp. (Delaware)	Duke/Fluor Daniel International (Nevada)

Duke Energy Marketing Corp. (Nevada)	Duke/Fluor Daniel International Services (Nevada)

Duke Energy Marketing Limited Partnership (Alberta, Canada)	Duke/Fluor Daniel International Services (Trinidad) Ltd. (Trinidad and Tobago)

Duke Energy Merchant Finance, LLC (Delaware)	Duke/Louis Dreyfus LLC (Nevada)

Duke Energy Merchants Investments (UK) Limited (England and Wales)	Duke-Cadence, Inc. (Indiana)

Duke Energy Merchants Trading and Marketing (UK) Limited (England)	DukeNet Communication Services, LLC (Delaware)

Duke Energy Merchants UK LLP (England and Wales)	DukeNet Communications, LLC (Delaware)

Duke Energy Merchants, LLC (Delaware)	Duke-Reliant Resources, Inc. (Delaware)

Duke Energy Moapa, LLC (Delaware)	DukeTec I, LLC (Delaware)

Duke Energy Murray Operating, LLC (Delaware)	DukeTec II, LLC (Delaware)

Duke Energy North America, LLC (Delaware)	DukeTec, LLC (Delaware)

Duke Energy Ohio, Inc. (Ohio)	Eastman Whipstock do Brasil Ltda. (Brazil)

Duke Energy One, Inc. (Delaware)	Eastman Whipstock, S.A. (Argentina)

Duke Energy Peru Holdings S.R.L. (Peru)	Eastover Land Company (Kentucky)

Duke Energy Power Assets Holding, Inc. (Colorado)	Eastover Mining Company (Kentucky)

Duke Energy Providence, LLC (Delaware)	Electroguayas, Inc. (Cayman Islands)

Duke Energy Receivables Finance Company, LLC (Delaware)	Electroquil, S.A. (Guayaquil, Ecuador)

Duke Energy Registration Services, Inc. (Delaware)	Empresa Electrica Corani, S.A. (Bolivia)

Energy Pipelines International Company (Delaware)	Oak Mountain Products, LLC (Delaware)

EnerVest Olanta, LLC (Texas)	Ohio River Valley Propane, LLC (Delaware)

Environmental Wood Supply, LLC (Minnesota)	P.I.D.C. Aguaytia, LLC (Delaware)

Eteselva S. R. L. (Peru)	Pan Service Company (Delaware)

eVent Resources Holdings LLC (Delaware)	PanEnergy Corp (Delaware)

eVent Resources I LLC (Delaware)	Peru Energy Holdings, LLC (Delaware)

Fiber Link, LLC (Indiana)	Power Construction Services Pty Ltd. (Western Australia)

Fort Drum Cogenco, Inc. (New York)	Reliant Services, LLC (Indiana)

Gas Integral S.R.L. (Peru)	Seahorse do Brasil Servicos Maritimos Ltda. (Brazil)

Generadora La Laguna Duke Energy International Guatemala y Cia., S.C.A. (Guatemala)	South Construction Company, Inc. (Indiana)

GNE Holdings, LLC (Delaware)	South Houston Green Power, L.P. (Delaware)

Green Power G.P., LLC (Delaware)	Southeastern Energy Services, Inc. (Delaware)

Green Power Holdings, LLC (Delaware)	Southern Power Company (North Carolina)

Green Power Limited, LLC (Delaware)	Spruce Mountain Investments, LLC (Delaware)

Greenville Gas and Electric Light and Power Company (South Carolina)	Spruce Mountain Products, LLC (Delaware)

Hidroelectrica Cerros Colorados, S.A. (Argentina)	St. Paul Cogeneration, LLC (Minnesota)

IGC Aguaytia Partners, LLC (Cayman Islands)	SUEZ/VWNA/DEGS of Lansing, LLC (Delaware)

II Tryon Investment Trading Society (North Carolina)	SUEZ-DEGS of Lansing, LLC (Delaware)

Inversiones Duke Bolivia S.A. (Bolivia)	SUEZ-DEGS of Orlando, LLC (Delaware)

KO Transmission Company (Kentucky)	SUEZ-DEGS, LLC (Delaware)

Lansing Grand River Utilities, LLC (Delaware)	SYNCAP II, LLC (Delaware)

LH1, LLC (Delaware)	TEC Aguaytia, Ltd. (Bermuda)

Lizacorp S.A. (Ecuador)	Termoselva S. R. L. (Peru)

MCP, LLC (South Carolina)	Texas Eastern (Bermuda) Ltd. (Bermuda)

Miami Power Corporation (Indiana)	Texas Eastern Arabian Ltd. (Bermuda)

Midlands Hydrocarbons (Bangladesh) Limited (England)	Tri-State Improvement Company (Ohio)

Morris Gasco, LLC (Delaware)	UK Electric Power Limited (England)

MP Supply, Inc. (North Carolina)	Wateree Power Company (South Carolina)

National Methanol Company (IBN SINA) (Saudi Arabia)	Western Carolina Power Company (North Carolina)

NorthSouth Insurance Company Limited (Bermuda)